Exhibit 10.1

______________________________

Name of Subscriber

SUBSCRIPTION AGREEMENT

Friendly Energy Exploration, Inc.

502 North Division Street

Carson City, Nevada 89703

Attn: Mr. Douglas Tallant

Dear Mr. Tallant:

1.1

Subscription.  I, the undersigned investor (the “Investor”), understands Friendly Energy Exploration, Inc., a Nevada corporation (the “Company”) is conducting a private placement offering on a “best efforts basis” (the “Offering”). I hereby subscribe for and agree to purchase on the terms and conditions contained herein ______ Unit(s) each Unit consisting of a $________ Convertible Promissory Note (the “Note”) and _________ warrants (“Warrants”) of Friendly Energy Exploration, Inc. a Nevada corporation (the “Company”). The price per Unit is $_____________. Each Note is payable over a five-year period, accrues interest at the rate of 2% per annum payable in cash or common stock of the Company (the “Common Stock”) at the option of the holder of the Note, is convertible into Company common stock (the “Common Stock”) at $0.01 per share. Each Warrant is exercisable at $______ per share over a ______ period.

1.2

Subscription Payment.  As payment for this subscription, simultaneously with the execution hereof, I am (i) wire transferring to the Company or (ii) delivering herewith to the Company a check made payable to Company in the amount of $_________.

2.1

Investor Representatives and Warranties.  I acknowledge, represent and warrant to, and agree with, the Company as follows:

(a)

I am aware that my investment involves a high degree of risk;

(b)

I acknowledge and am aware that there is no assurance as to the future performance of the company;

(c)

I am purchasing the Units for my own account for investment and not with a view to or for sale in connection with the distribution of the Units nor with any present intention of selling or otherwise disposing of all or any part of the Units. I agree that I must bear the economic risk of my investment for an indefinite period of time because, among other reasons, the shares have not been registered under the Securities Act of 1933 (the “Securities Act”) or under the securities law of any states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of such states or an exemption from such registration is available. I hereby authorize the Company to place a legend denoting the restriction on the certificates to be issued. I acknowledge that no public market will develop for the Warrants.

(d)

I further acknowledge my understanding that the Company’s reliance on such exemptions referred to in subsection (c) above are, in part, based upon the foregoing representations, warranties, and agreements by me and that the statutory basis for such exemptions would not be present, if, notwithstanding such representations, warranties and agreements, I were acquiring the Units for resale on the occurrence or non-occurrence of some pre-determined event. In order to induce the Company to issue and sell the Units subscribed for hereby to me, it is agreed that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Units or any part thereof by anyone, except as set forth herein;

(e)

I have the financial ability to bear the economic risk of my investment in the Company (including its possible total loss), have adequate means for providing for my current needs and personal contingencies and have no need for liquidity with respect to my investment in the Company;

(f)

I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company;

(g)

I:

(1)

Have carefully read this Subscription Agreement, the Company's annual and quarterly reports as well as other reports filed by the Company on www.sec.gov as required by Sections 13 (a) or 15(d) of the Securities Exchange Act of 1934, and understand and have evaluated the risks of a purchase of the Units and have relied solely (except as indicated in subsection (2) and (3)) on the information contained in this Subscription Agreement;

(2)

Have been provided an opportunity to obtain any additional information concerning the Offering, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

(3)

Have been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and other matters pertaining to this investment. In addition, if the offer or sale occurs in Florida, as required by Section 517.061(1l)(a)(3), Florida Statutes and by Rule 3E-500.05(a) thereunder, or if it occurs elsewhere, I may have, at the offices of the Company, at any reasonable hour, after reasonable prior notice, access 'to the materials set forth in the Rule which the Company can obtain without unreasonable effort or expense.

(h)

If the undersigned is a corporation, trust, partnership. employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so;

(i)

No representations or warranties have been made to the undersigned by the Company, or any of their respective officers, employees, agents, affiliates or attorneys;

(j)

The information contained in Section 2.2 of this Subscription Agreement is true and correct including any information which I have furnished and furnish to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and if there should be any material change in such information prior to acceptance of my subscription, I will furnish such revised or corrected information t9 the Company;

(k)

I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable state laws including the three day rights under Florida law, I am not entitled to cancel, terminate or revoke this subscription and any agreements made in connection herewith shall survive my death or disability;

(l)

I have not received any general solicitation or advertising regarding the purchase of the Units and became aware of this investment through a substantive, preexisting relationship with the Company; and

(m)

Where applicable, I agree to be bound by any restrictions on resale of the Units required by applicable state laws.

(n)

I understand that the Units are not registered under the Securities Act in reliance on an exemption from registration under the Securities Act pursuant to Section 4(2) thereof and Rule 506 thereunder and the Units will bear a restrictive legend.

2.2

Investor Representations and Warranties Concerning Suitability, Accredited Investor and Eligible Client Status. I represent and warrant the following information:

(a)

The following information should be provided by the person making the investment decision whether on his own behalf or on behalf of an entity:

(1)

Name of Investor: __________________________________________________

(2)

Name of person making investment decision

___________________________________________________ Age: ________

                                                           (Print)

(3)

Principal residence address and telephone number:

__________________________________________________________________

________________________________________________________________

(4)

Secondary residence address and telephone number:

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

I have no present intention of becoming a resident of any other state or jurisdiction.

(5)

Name, address, telephone number and facsimile number of employer or business:

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

(i)

Nature of business ____________________________________________

(ii)

Position and nature of responsibilities

____________________________________________________________

(6)

Length of employment or in current position _____________________________

(7)

Prior employment, positions or occupations during the past five years (and the inclusive dates of each) are as follows:

Nature of Employment,

Or Occupation                         Position/Duties                       From/To

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

Attach additional pages to answer any questions in greater detail, if necessary. Each prospective investor should answer the following questions which pertain to income, tax rate, net worth, liquid assets, and non-liquid assets by including spousal contribution even though the investment will be held in single name.

(8)

Business or professional education and the degree(s) received are as follows:

School

Degree

Year Received

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

(b)

Investor Representations. Must Initial One. Initial all appropriate spaces on the following pages (please initial only where appropriate).

For Individual Investors Only:

(1)

____ I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have combined net worth, in excess of $1,000,000. For purposes of this question, “net worth" means the excess of total assets at fair market value over total liabilities. The fair market value of my primary residence and the indebtedness on mortgages or deeds of trust related to such residence shall be excluded unless the indebtedness exceeds the fair market value.

(2a)

____ I certify that I am, an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in the two most recent calendar years and I reasonably expect to have an individual income in excess of $200,000 in the current year.

(2b)

____ Alternatively, my spouse and I have joint income in excess of $300,000 in each applicable year.

(3)

____ I am a director or executive officer of the Company.

Other Investors:

(4)

____ The undersigned certifies that it is one of the following: any bank as defined in Section 3(a)(2) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 30ICc) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan bas total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(5)

____ The undersigned certifies that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

(6)

____ The undersigned certifies that it is a organization described in, Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(7)

____ The undersigned certifies that it is, a trust, with total assets in excess of $5,000,000, not formed for the 'specific purpose of acquiring the Units offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the

Securities Act.

(8)

____ The undersigned certifies that it is an entity in which all of the equity owners are accredited investors.

(9)

____ I am none of the above.

3.

Indemnification. I hereby agree to indemnify and hold harmless the' Company, its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement, or (b) arise out of or are based upon any breach of any representation, warranty or agreement contained herein.

4.

Arbitration. Any controversy, dispute or claim against the Company, its officers,

directors or employees arising out of or relating to this Subscription Agreement) or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Miami, Florida (unless the parties agree in writing to a different location) before one arbitrators in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding, the parties agree to provide all discovery deemed necessary by the arbitrators. The decision and award made by the arbitrators shall be final, binding and conclusive on all parties to any arbitration proceeding for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

5.

Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

6.

Benefit. This Subscription agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

7.

Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar overnight next business day delivery or by email delivery as follows:

Investor:                                             At the address designated in Section 2.2 of this

                                                                     Subscription Agreement

The Company:

Friendly Energy Exploration, Inc.

                                                                     502 North Division Street

                                                                     Carson City, Nevada 89703

                                                                     Attn: Mr. Douglas Tallant

Or to such other address as any of them, by notice to the other may designate from time to time.

8.

Governing Law. This Subscription Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the laws of the State of Florida.

9.

Oral Evidence. This Subscription Agreement constitutes the entire Subscription

Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Subscription Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against whom enforcement or the change, waiver discharge or termination is sought.

10.

Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Subscription Agreement.

11.

Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and payment for, the Units.

12.

Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for all or any portion of the securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

FLORIDA SALES

FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION

IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST. NOTICE SHOULD BE GIVEN TO THE COMPANY TO THE ATTENTION OF MR. DOUGLAS TALLANT AT THE ADDRESS SET FORTH ON THE COVER PAGE OF THIS SUBSCRIPTION AGREEMENT.

13.

Price Protection; Share Issuance. For two years from the date of this Subscription Agreement, if the Company shall issue any Common Stock or securities exchangeable for, convertible into or exercisable for Common Stock (any "Common Stock Equivalents"), except for the Excepted Issuances (as hereinafter defined), for a price per share of Common Stock (the ''New Purchase Price") that is less than $0.01 (the "Purchase Price"), then, and thereafter successively upon each such issuance, the Company shall promptly issue additional shares of Common Stock equal to (a) the number of shares of Common Stock purchased pursuant to this Subscription Agreement, multiplied by a fraction of which (i) the numerator is the Purchase Price, as adjusted pursuant to the next sentence, and (ii) the denominator is the New Purchase Price in effect on the date of such calculation, minus (b) the number of shares of Common Stock purchased pursuant to this -Subscription Agreement. The Purchase Price shall then be successively reduced to each lower New Purchase Price.

Common Stock or Common Stock Equivalents issued or issuable by the Company for no consideration will be deemed issuable or to have been issued for $0.001 per share of Common Stock.

For purposes of this Subscription Agreement, "Excepted Issuances" shall mean any proposed sale, transfer or issuance by the Company of its Common Stock or Common Stock Equivalents in connection with (A) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of the securities or assets of a corporation or other entity (or any division or business unit thereof) up to 10% of the shares of Common Stock outstanding on the day prior to the date of this Subscription Agreement, (B) full or partial consideration in connection with a strategic supply, sale or license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital up to 10% of the shares of Common Stock outstanding on the day prior to the date of this Subscription Agreement, (C) the exercise of options or rights to purchase Common Stock or Common Stock Equivalents to employees, consultants, officers or directors of the Company, issued and outstanding on the date of this Subscription Agreement.

Individual Investors

_______________________________________________________________________________________

Social Security Number

              Print Name of Investor

______________________________

Signature of Investor

Manner in which the Units are to be held:

_____ Individual Ownership

_____ Partnership

_____ Tenants-in-Common

_____ Trust

_____ Joint Tenant with Right of Survivorship

_____ Corporation

_____ Tenants by the Entirety

_____ Employee Benefit Plan

_____ Community Property

_____ Other (Please indicate)

_____ Separate Property

Corporate or Other Entity

______________________________________________________________________________

Federal ID Number

Print Name of Entity

By:

______________________________

Signature, Title

DATED:  ___________________, 2011

By signing below, the undersigned accepts the foregoing subscription and agrees to be bound by its terms.

By:  ___________________________

Dated:  _____________________________

Douglas Tallant

Chief Executive Officer